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                                   AMENDMENT NO. 1


          Amendment No. 1, dated as of June 1, 1998, by and among PLAYTEX PRODUCTS, INC., a Delaware corporation (the "Company"), HWH CAPITAL PARTNERS, L.P., a Delaware limited partnership ("HWH"), HWH VALENTINE PARTNERS, L.P., a Delaware limited partnership, ("HWHV"), and HWH SURPLUS VALENTINE PARTNERS, L.P., a Delaware limited partnership ("HWHSV" and, together with HWH and HWHV, the "Purchasers"), to the Stock Purchase Agreement ("Agreement"), dated as of March 17, 1995, among the Company and the Purchasers.
          WHEREAS, there is a Stock Purchase Agreement dated as of June 1, 1998 (the "Purchase Agreement") between RCBA Playtex, L.P. ("Blum") and J.W. Childs Equity Partners, L.P. ("Childs LP"), pursuant to which Blum has agreed to purchase 6,000,000 shares of the Company's common stock, par value $.01 from Childs LP; and

          WHEREAS, the parties to the Agreement wish to amend the Agreement as set forth herein.

          NOW, THEREFORE, the Company and the Purchasers agree as follows:

          1. EFFECTIVENESS. The Agreement, as amended, herein, shall be effective upon (and only upon) the Closing (as defined in the Purchase Agreement, and hereinafter referred to as the "Effective Date"). In the event the Purchase Agreement is terminated, this Agreement shall be deemed not to have been so amended and

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restated and shall remain in full force and effect in the form it existed immediately prior to the date hereof.

          2. AMENDMENT TO ARTICLE 6 OF THE AGREEMENT. Article 6 of the Agreement shall be amended by adding at the end thereof the following:

               6.12   PREEMPTIVE RIGHTS.

                      (a) From and after the Effective Date, except as provided below, the Company shall not issue, sell or transfer or allow any of its subsidiaries to issue, sell or transfer any Voting Securities (the "Offered Securities") unless the Purchasers are offered in writing the right to purchase, at the same price or on the same terms proposed to be issued and sold, a portion of the Offered Securities (the "Stated Percentage") equal to the product of (i) the total number of Offered Securities multiplied by (ii) a fraction, the numerator of which is the lesser of (x) 20,000,000 or (y) the number of Voting Securities then owned by the Purchasers and the denominator of which is the total number of the then outstanding shares of Common Stock, computed on a fully diluted basis (the "Preemptive Rights").
          If the Offered Securities are being issued in connection with the issuance of any other securities, or incurrence of any debt, by the Company ("Other Securities or Debt"), the Purchasers shall be required to purchase their Stated Percentage of such Other Securities or Debt in order to exercise their Preemptive Rights. The Purchasers shall have the right, during the period specified

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          in Section 6.12(b), to accept the offer for any or all of their portion of the Offered Securities.

                      (b) Any Purchaser who does not deliver to the Company written notice of acceptance of any offer made pursuant to
          Section 6.12(a) within 10 business days after such Purchaser's receipt of such offer shall be deemed to have waived its rights to purchase the Offered Securities which are the subject of such offer (including, if the Offered Securities include convertible securities, options, or other rights to acquire securities, such other securities.)

                      (c) Section 6.12(a) shall not apply to (i) the grant of options to purchase Voting Securities, or the issuance of shares of Voting Securities, to employees of the Company or any of its subsidiaries, (ii) shares of Voting Securities issuable upon exercise of any option, warrant, convertible security or other rights to purchase or subscribe for Voting Securities which, in each case, had been issued in compliance with Section 6.12(a) or under Section 6.12(c)(i), (iii) securities issued pursuant to any stock split, combination of stock, stock dividend or other similar stock recapitalization, (iv) shares of Voting Securities issued pursuant to an employee stock option or similar plan, (v) shares of Voting Securities issued in connection with the acquisition of the stock or assets or of any other Person (vi) shares of Voting Securities issued pursuant to any registered public offering under

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          the 1933 Act, or (vii) any issuance of Offered Securities occurring after the Purchasers collectively own less than 11% of the outstanding shares of Common Stock.

          3. AMENDMENT TO ARTICLE 7 OF THE AGREEMENT: Article 7 of the Agreement is deleted in the entirety and replaced with the following:

          7.   STANDSTILL

               7.1 PROHIBITED ACTIVITIES. The Purchasers agree that during the Standstill Period they will not, nor will they permit any of their Affiliates to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase any Voting Securities; PROVIDED, HOWEVER, that nothing contained herein shall prohibit the Purchasers or any of their Affiliates from acquiring any Voting Securities (i) as a result of a stock split, stock dividend or similar recapitalization by the Company, the consummation of which shall not result in a violation of Section 7.1 or
     (ii) so long as the Purchasers and their Affiliates beneficially own (within the meaning of Rule 13d-3 of the Exchange Act), in the aggregate, no more than 22,000,000 shares of Voting Securities (as adjusted for stock splits, combination of stock, stock dividends or similar recapitalization by the Company) immediately following such acquisition of Voting Securities; PROVIDED, HOWEVER, that nothing in this Section 7.1 shall prohibit the Purchasers from acquiring any Voting Securities in accordance with the provisions of Section 6.12. Notwithstanding the foregoing, if any breach of Section 7.1 caused by an acquisition of a non-material amount of Voting Securities shall

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     have been cured by disposition of Voting Securities within 30 days after the Purchasers become aware of such breach, then no breach of this
     Section 7.1 shall be deemed to have occurred.

               7.2 STANDSTILL PERIOD. As used herein, the term "Standstill Period" shall mean the period from the date that the Closing occurs until the earliest to occur of (each a "Termination Event"):

                      (A) the date that is the fifth anniversary of the Effective Date;

                      (B) the date on which the Purchasers and their Affiliates cease to beneficially own (within the meaning of Rule 13d-3 of the Exchange Act), in the aggregate, at least 10% of the outstanding Voting Securities;

                      (C)     a Change of Control;

                      (D) the sale of substantially all of the Common Stock of the Company or all or substantially all of the assets of the Company or its Subsidiaries, taken as a whole, through a stock purchase agreement, merger or other business combination not in violation of Section 6.10;

                      (E)     a Post-Closing Event;

                      (F)     a Bankruptcy Event; or

                      (G) default in the payment of principal or interest when due (whether at maturity, upon acceleration or otherwise) after the

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          expiration of any grace periods applicable thereto with respect to indebtedness of the Company or any of its Subsidiaries for money borrowed having an aggregate outstanding principal amount in excess of $10,000,000 or more (unless at the time thereof the Company shall have unrestricted cash, cash equivalents or commitments under existing debt instruments available to make such payment).

          4. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both of which together shall be deemed to be one and the same instrument.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


                                        PLAYTEX PRODUCTS, INC.



                                        By: /s/ Michael F. Goss
                                            -------------------------------
                                          Name:  Michael F. Goss
                                          Title: Chief Financial Officer



                                        HWH CAPITAL PARTNERS, L.P.

                                        By: HWH, L.P., its general partner

                                        By: HWH Incorporated, its
                                             general partner


                                        By: /s/ Douglas D. Wheat
                                            -------------------------------
                                          Name:  Douglas D. Wheat
                                          Title:


                                        HWH VALENTINE PARTNERS, L.P.


                                        By: HWH Valentine, L.P., its
                                             general partner

                                        By: HWH Valentine Incorporated, its
                                             general partner


                                        By: /s/ Douglas D. Wheat
                                            -------------------------------

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                                                                               8


                                          Name:
                                          Title:



                                        HWH SURPLUS VALENTINE PARTNERS, L.P.


                                        By: HWH Valentine, L.P., its
                                             general partner

                                        By: HWH Valentine Incorporated, its
                                             general partner


                                        By: /s/ Douglas D. Wheat
                                            -------------------------------
                                          Name:  Douglas D. Wheat
                                          Title: